Exhibit 10.32

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Version

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of February 13, 2019, among Restoration Robotics, Inc., a Delaware corporation (the “Borrower”), Solar Capital Ltd., a Maryland corporation (in its capacity as collateral agent, the “Collateral Agent”) and the Lenders party hereto, comprising the Required Lenders under the Loan Agreement referred to below (each, a “Lender” and, collectively, the “Lenders”).

Recitals

A.The Borrower, the Lenders party thereto, and the Collateral Agent, are parties to that certain Loan and Security Agreement, dated as of May 10, 2018, as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 29, 2018 and that certain Second Amendment to Loan and Security Agreement, entered into as of November 2, 2018 (as amended, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”).

B.The Borrower has requested certain amendments to the Loan Agreement. Although the Lenders and the Collateral Agent are under no obligation to do so, they have agreed to such requests, subject to the terms and conditions hereof.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.Amendments to the Loan Agreement. The Loan Agreement shall be amended as follows:

2.1Definition of Final Fee. The definition of “Final Fee” is hereby amended by replacing “Eighty Hundred Thirty Thousand Dollars ($830,000.00)” with “Nine Hundred Sixty Thousand Dollars ($960,000.00).”

2.2New Section 6.12. A new Section 6.12 shall be added to the Loan Agreement as follows:

6.12Equity or Subordinated Debt Raise. On or before February 28, 2019, Borrower shall have provided evidence reasonably satisfactory to the Collateral Agent that Borrower has received after February 1, 2019 at least Five Million Dollars ($5,000,000.00) in aggregate unrestricted net cash proceeds from the sale and issuance of Borrower’s common or preferred stock pursuant to one or more bona fide equity financings or the issuance of Subordinated Debt, in each case on terms reasonably acceptable to Collateral Agent

2.3New Section 6.13. A new Section 6.13 shall be added to the Loan Agreement as follows:

6.13Letter of Intent. On or before February 28, 2019, Borrower shall have provided an executed letter of intent for the acquisition of 100% of the equity of or all or substantially all of the assets (with an assumption of all liabilities of) the Borrower or the merger of the Borrower, including the repayment in full of the Obligations, in form and substance satisfactory to the Collateral Agent.

2.4Section 7.13. Section 7.13 of the Loan Agreement shall be amended and restated in its entirety as follows:

7.13Minimum Liquidity. Borrower shall not allow, at any time, the unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries to be an amount less than (a) as of any date of determination on or prior to June 15, 2019, Ten Million Five Hundred Thousand Dollars ($10,500,000.00), and (b) as of any date of determination on or after June 16, 2019 Twelve Million Five Hundred Thousand Dollars ($12,500,000.00); provided, however, this covenant shall no longer apply after the latest of the following to occur, (i) Borrower has provided evidence reasonably satisfactory to the Collateral Agent that Borrower has received after March 23, 2018 at least Twenty Five Million Dollars ($25,000,000.00) in aggregate unrestricted net cash proceeds from the sale and issuance of Borrower’s common or preferred stock pursuant to one or more bona fide equity financings on terms reasonably acceptable to Collateral Agent, (ii) Borrower has provided evidence reasonably satisfactory to the Collateral Agent that Borrower has at least Fifteen Million Dollars ($15,000,000.00) of actual net revenue for any trailing six-month period ending after November 1, 2018, and (iii) December 31, 2019.

2.5Section 8.2. Section 8.2(a) of the Loan Agreement is hereby amended and restated as follows:

(a)Borrower or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Landlord Waivers; Bailee Waivers), 6.10 (Creation/Acquisition of Subsidiaries), Section 6.12 (Equity or Subordinated Debt Raise), Section 6.13 (Letter of Intent) or Borrower violates any provision in Section 7; or

2.6Exhibit D. Exhibit G to the Loan Agreement shall be replaced in its entirety with Exhibit A hereto.

3.Conditions to Effectiveness. The effectiveness of Section 2 shall be subject to the satisfaction of each of the following conditions precedent, each in form and substance reasonably satisfactory to Collateral Agent:

3.1the due execution and delivery to the Collateral Agent of this Agreement by each party hereto;

3.2the Borrower shall have paid to the Lenders in accordance with their respective Pro Rata Shares an amendment fee of Twenty Thousand Dollars ($20,000.00); and

3.3the Borrower shall have paid to the Lenders the reasonable out-of-pocket costs and expenses of the Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to the Collateral Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

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4.Representations and Warranties. The Borrower represents and warrants to the Collateral Agent and each Lender as follows:

4.1Each of the representations and warranties made by the Borrower in or pursuant to any Loan Document (a) that is qualified by materiality is true and correct, and (b) that is not qualified by materiality is true and correct in all material respects, in each case, on and as of the date of this Agreement, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date.

4.2The Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Documents.

4.3The execution and delivery by the Borrower of this Agreement, the performance by Borrower of its obligations under the Loan Agreement, have been duly authorized by all necessary corporate action on the part of the Borrower.

4.4The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of its obligations hereunder do not (a) conflict with any of the Operating Documents of the Borrower, (b) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable to the Borrower, (c) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its property or assets may be bound or affected, (d) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), or (e) constitute an event of default under any material agreement by which Borrower or any of its properties, is bound.

4.5This Agreement has been duly executed and delivered by the Borrower and is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4.6Both immediately prior to giving effect hereto and immediately thereafter, no Default or Event of Default has occurred and is continuing under the Loan Agreement or the Loan Documents.

5.Reaffirmation of Loan Documents. The Borrower hereby grants, ratifies and reaffirms the security interest in its Collateral granted to the Collateral Agent pursuant to the terms of the Loan Agreement, and also ratifies and reaffirms its obligations under each Loan Document to which it is party, and acknowledges and agrees that each such Loan Document shall remain in full force and effect after giving effect to the consummation of this Agreement. This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Agreement and the terms of any other Loan Document, the terms of this Agreement shall be controlling, but such other Loan Document shall not otherwise be affected or the rights therein impaired.

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6.Integration. This Agreement and the other Loan Documents represent the entire agreement relating to the subject matter of this Agreement and supersede all prior negotiations and agreements with respect to the substance of this Agreement. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents

7.Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Miscellaneous.

8.1Except as expressly amended pursuant hereto, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

8.2This Agreement shall constitute a Loan Document under the Loan Agreement.

8.3Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

8.4This Agreement is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any Agreement, waiver or modification of any term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

8.5This Agreement and all documents related hereto shall constitute Loan Documents, shall be construed in connection with and as part of the Loan Documents.

9.Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT. This Agreement is subject to the provisions of Section 11 of the Loan Agreement relating to jurisdiction, venue, jury trial waiver and judicial reference, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

[Signature page follows.]

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IN WITNESS WH EREOF, the parties hereto have duly executed this Agree me nt, as of the date first above written.

THE BORROWER

RESTORATION ROBOTICS, INC.

By:	/s/ Mark Hair
	Name:	Mark Hair
	Title:	CFO

[Signature Page to Restoration Robotics Third Amendment to LSA]

COLLATERAL AGENT AND LENDER:

SOLAR CAPITAL LTD.

By:	/s/ Anthony Storino
	Name:	Anthony Storino
	Title:	Authorized Signatory

LENDER:

SCP PRIVATE CREDIT INCOME FUNDS L.P.

By:	/s/ Anthony Storino
	Name:	Anthony Storino
	Title:	Authorized Signatory

LENDER:

SUNS SPV LLC

By:	/s/ Anthony Storino
	Name:	Anthony Storino
	Title:	Authorized Signatory

[Signature Page to Restoration Robotics Third Amendment to LSA]

LENDER:

WESTERN ALLIANCE BANK

By:	/s/ Lindsay Fouty
	Name:	Lindsay Fouty
	Title:	VP, Portfolio Management

[Signature Page to Restoration Robotics Third Amendment to LSA]

Exhibit A

Replacement Exhibit D

[See attached]

EXHIBIT D

Compliance Certificate

TO:	SOLAR CAPITAL LTD., as Collateral Agent and Lender WESTERN ALLIANCE BANK, as Lender
FROM:	Restoration Robotics, Inc.

The undersigned authorized officer (“Officer”) of Restoration Robotics, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of May 10, 2018 by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a)Borrower is in complete compliance for the period ending ________________ with all required covenants except as noted below;

(b)There are no Events of Default or events that with the passage of time could result in an Event of Default, except as noted below;

(c)Except as noted below, all representations and warranties of Borrower stated in the Loan Documents (other than the Warrants) are true and correct in all material respects on date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date

(d)Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e)No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end and audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 180 days after FYE		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 60 days after FYE or 10 days of approval), and when revised (within 7 days of approval)		Yes	No	N/A
4)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
5)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
6)	Total amount of Borrower’s unrestricted cash and Cash Equivalents at the last day of the measurement period		$______	Yes	No	N/A
7)	Total amount of Borrower’s Subsidiaries’ unrestricted cash and Cash Equivalents at the last day of the measurement period		$______	Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

[7.13 – Minimum Liquidity Requirement

1.	Unrestricted Cash and Cash Equivalents:	___________________][1]
2.	Does this comply with the Minimum of $10,500,000 on or prior to June 15, 2019 or $12,000,000 thereafter?	Yes	No

[1]	To be included only if applicable.

[7.14 – Minimum Revenue Requirement

1.	Actual 12 month Trailing Revenue for this month:	$ ___________________
2.	Does this comply with the Minimum Revenue Required in Column D below for this month:	Yes	No

A	B	C	D
Month Ending	Management Case Revenue Projection (12 Month Trailing)	Minimum Percent Achievement for Covenant	Minimum Revenue Required for Covenant (12 Month Trailing)
9/30/2018	[***]	[***]	[***]
10/31/2018	[***]	[***]	[***]
11/30/2018	[***]	[***]	[***]
12/31/2018	[***]	[***]	[***]
1/31/2019	[***]	[***]	[***]
2/28/2019	[***]	[***]	[***]
3/31/2019	[***]	[***]	[***]
4/30/2019	[***]	[***]	[***]
5/31/2019	[***]	[***]	[***]
6/30/2019	[***]	[***]	[***]
7/31/2019	[***]	[***]	[***]
8/31/2019	[***]	[***]	[***]
9/30/2019	[***]	[***]	[***]
10/31/2019	[***]	[***]	[***]
11/30/2019	[***]	[***]	[***]
12/31/2019	[***]	[***]	[***]
1/31/2020	[***]	[***]	[***]
2/29/2020	[***]	[***]	[***]
3/31/2020	[***]	[***]	[***]
4/30/2020	[***]	[***]	[***]
5/31/2020	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

6/30/2020	[***]	[***]	[***]
7/31/2020	[***]	[***]	[***]
8/31/2020	[***]	[***]	[***]
9/30/2020	[***]	[***]	[***]
10/31/2020	[***]	[***]	[***]
11/30/2020	[***]	[***]	[***]
12/31/2020	[***]	[***]	[***]
1/31/2021	[***]	[***]	[***]
2/28/2021	[***]	[***]	[***]
3/31/2021	[***]	[***]	[***]
4/30/2021	[***]	[***]	[***]
5/31/2021	[***]	[***]	[***]
6/30/2021	[***]	[***]	[***]
7/31/2021	[***]	[***]	[***]
8/31/2021	[***]	[***]	[***]
9/30/2021	[***]	[***]	[***]
10/31/2021	[***]	[***]	[***]
11/30/2021	[***]	[***]	[***]
12/31/2021	[***]	[***]	[***]
1/31/2022	[***]	[***]	[***]
2/28/2022	[***]	[***]	[***]
3/31/2022	[***]	[***]	[***]
4/30/2022	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Other Matters

1)	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No
2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No
3)	Have there been any new or pending claims or causes of action against Borrower or any of its Subsidiaries that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No
4)

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No
5)

Has Borrower or any Subsidiary entered into any Material Agreement, amended any Material Agreement, or modified any other license, agreement or other contractual arrangement such that it would become a Material Agreement? If yes, please explain and provide a copy of the Material Agreement(s) and/or amendment(s).

		Yes	No
6)	Has Borrower provided the Collateral Agent with all notices required to be delivered under Sections 6.2(a) and 6.2(b) of the Loan Agreement?	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

Restoration Robotics, Inc.

By:
Name:
Title:

Date:

COLLATERAL AGENT USE ONLY

Received by:		Date:

Verified by:		Date:

Compliance Status:	Yes	No